SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    16-Dec-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

        On February 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated     16-Dec-02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated            16-Dec-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     December 16, 2002

DISTRIBUTION SUMMARY

                           Beginning               Current Period    Accrued
          Original         Principal   Principal   Pass-Through     Interest
  Class   Face Value         Amount    Distribution     Rate      Distributed(2)
A-1       235258000.00    124074387.46  15928054.98     1.80125%       192448.85
A-2       543742000.00    489471511.95   7725225.85     1.76125%       742348.13
A-IO      233000000.00    233000000.00         0.00     5.05000%       980541.67
M-1        66500000.00     66500000.00         0.00     2.48125%       142086.02
M-2        54625000.00     54625000.00         0.00     3.03125%       142584.53
B          49875000.00     49875000.00         0.00     4.03125%       173133.79
P               100.00          100.00         0.00                    520926.44
X                 0.00     14250001.74         0.00     4.28533%      2852589.62
R                 0.00            0.00         0.00     0.00000%            0.00
BIO        31500000.00     31500000.00         0.00     6.00000%       157500.00
Total     950000000.00    784545899.41  23653280.83                   5746659.05

                           Certificate       Ending
        Realized Loss          Interest Current Prin
            Principal        Shortfall       Amount
Class
     A-1           N/A              0.00 108146332.48
     A-2           N/A              0.00 481746286.10
    A-IO           N/A              0.00 233000000.00
     M-1          0.00              0.00  66500000.00
     M-2          0.00              0.00  54625000.00
       B          0.00              0.00  49875000.00
       P          0.00                         100.00
       X          0.00              0.00  14250001.74
       R          0.00                           0.00
     BIO          0.00              0.00  31500000.00

AMOUNTS PER $1,000 UNIT
                                                                  Ending
               Prin          Int           Real Loss   Total Dist.Cert
Class Cusip  Distribution  Distribution   of Prin.              Bal.
A-1   04541GCD2 67.70462633   0.81803318   0.00000000    459.69247582
A-2   04541GCE0 14.20752094   1.36525803   0.00000000    885.98321649
A-IO  04541GCF7  0.00000000   4.20833335   0.00000000   1000.00000000
M-1   04541GCG5  0.00000000   2.13663188   0.00000000   1000.00000000
M-2   04541GCH3  0.00000000   2.61024311   0.00000000   1000.00000000
B     04541GCJ9  0.00000000   3.47135419   0.00000000   1000.00000000
P     04541GCL4  0.00000000 5209264.4000   0.00000000   1000.00000000
X     04541GCK6  0.00000000   0.00000000   0.00000000      0.00000000
R     04541GCM2  0.00000000   0.00000000   0.00000000      0.00000000
BIO   04541GCN0  0.00000000   5.00000000   0.00000000   1000.00000000

Principal Distributions:
Beginning Balance                                    798,796,001.15
     Scheduled Principal                                 556,742.30
     Prepayments                                      22,766,983.30
    Curtailments                                          23,778.01
     Net Liquidation Proceeds                            204,089.42
     Loan Purchase Prices                                      0.00
     Total Principal Remittance                       23,551,593.03
     Pre-Funding Amount Distributed as Principal               0.00
     Total Principal Distribution                     23,551,593.03
     Net Realized Losses                                 101,687.80

Ending Balance                                       775,142,720.58
Ending Overcollateralized Amount                      14,250,001.74

Number of Liquidated Loans                                     2.00

Interest Distributions:
Scheduled Interest-Net of Servicing Fee                5,657,082.53
Capitalized Interest Account withdrawals                       0.00
Less Relief Act Interest Shortfall                             0.00
                                                       5,657,082.53


Servicing Fee                                            332,832.00

Advances                                                 731,756.21

Aggregate P&I  Advances                                8,952,260.04

Mortgage Loans Outstanding              Count                  5733
                                        Balance      775,142,720.58



Balance of Subsequent loans                                   0.00

Remaining Amount in Pre Funding Acct. Dist. As Prin.          0.00

Weighted Average Term to Maturity of Mortg.   Loans            340
Weighted Average Gross Mortg. Rate of the Mortgage Loans 8.99841% Weighted Average Net Mortg. Rate of the Mortgage Loans 8.49841%



Delinquency Information    Fairbanks                   Long Beach
                     Count          Balance       Count        Balance
30-59 days delinq.     150     22,897,423.44        44    2,976,288.99
60-89 days delinq.      16      2,419,454.08        20    1,208,864.96
90 or more days delinq. 15      1,598,272.85        23    1,740,623.41

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Mortgage Loans in Foreclosure Proceedings
            Count          Balance
Fairbanks           295    44,661,317.27
Long Beach           19     1,603,307.09

Mortgage Loans in Bankruptcy
            Count          Balance
Fairbanks          47         5,856,941
Long Beach         34         2,314,051

REO Properties
            Count          Balance
Fairbanks            17        2,202,507
Long Beach            7          451,673

Interest Shortfall
        Total         Realized      Prepayment      Relief Act
        Unpaid        Losses        Int. Shortfall  Interest Shortfall
A-1     0.00              0.00        0.00          0.00
A-2     0.00              0.00        0.00          0.00
A-IO    0.00              0.00        0.00          0.00
M-1     0.00              0.00        0.00          0.00
M-2     0.00              0.00        0.00          0.00
B       0.00              0.00        0.00          0.00
X       0.00              0.00        0.00          0.00
BIO     0.00              0.00        0.00          0.00

Amount of Prepayment Premiums                           520,926.44

Realized Losses incurred during the related Prepayment  101,687.80

Bankruptcy Losses                                             0.00

Cumulative Net Realized Losses since Startup Day        205,436.42

Aggregate Amount of Prepayment Interest Shortfalls            0.00

Aggregate Amount of Relief Act Interest Shortfalls            0.00

Required Overcollateralized Amount                   14,250,002.00

Credit Enhancement Percentage                           23.898825%

Overcollateralization Increase Amount                         0.00

Overcollateralization Reduction Amount                        0.00

Payment from Yield Maintenance Agreement                      0.00

Amount on Deposit in Pre-Funding account                      0.00

Net Monthly Excess Cash Flow                          2,852,589.62

Extra Ordinary Trust Fund Expenses                            0.00

Trigger Event Occurrence                                         NO

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA